Execution Counterpart

Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of November 17, 2003, by and between Genome Therapeutics Corp., a Massachusetts corporation (the “Company”), and the Holders listed on Schedule I hereto (each a “Holder”, and collectively, the “Holders”), pursuant to that certain Note Amendment and Exchange Agreement, dated as of November 17, 2003 (the “Note Amendment and Exchange Agreement”) between the Company, Genesoft Pharmaceuticals, Inc. (“Guardian”), and the Holders.

The Company agrees with the Holders for their benefit as beneficial owners from time to time of the Notes (as defined herein) and beneficial owners from time to time of the Underlying Common Stock (as defined herein) issued upon conversion of the Notes and the beneficial owners from time to time of the Preference Shares and the Accrued Interest Shares, as follows:

Section 1. Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in the Note Amendment and Exchange Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Accrued Interest Shares” has the meaning assigned to such term in the Note Amendment and Exchange Agreement.

“Affiliate” means with respect to any specified person, an “affiliate,” as defined in Rule 144, of such person.

“Amendment Effectiveness Deadline Date” has the meaning set forth in Section 2(d) hereof.

“Applicable Conversion Price” means, as of any date of determination, $1,000 principal amount at maturity of Notes divided by the Conversion Rate then in effect as of the date of determination or, if no Notes are then outstanding, the Conversion Rate that would be in effect were Notes then outstanding.

“Business Day” means any day other than a Saturday, a Sunday or a day when banks in the city of New York, in the state of New York are authorized or obligated by law or executive order to close.

“Common Stock” means the shares of common stock, par value $.10 per share, of the Company and any other shares of capital stock as may constitute “Common Stock” for purposes of the Note Amendment and Exchange Agreement, including the Underlying Common Stock.

“Conversion Rate” has the meaning assigned to such term in the Note Amendment and Exchange Agreement.

“Damages Accrual Period” has the meaning set forth in Section 2(e) hereof.

“Damages Payment Date” means each January 1 and July 1.

“Effectiveness Deadline Date” has the meaning set forth in Section 2(a) hereof.

“Effectiveness Period” means a period (subject to extension pursuant to Section 3(i) hereof) of two years after the later of (1) the original issuance of the Notes and (2) the last date that the Company or any of its Affiliates was the owner of such Notes (or any predecessor thereto), or such shorter period of time (x) as permitted by Rule 144(k) under the Securities Act or any successor provisions thereunder or (y) that will terminate when each of the Registrable Securities covered by the Shelf Registration Statement ceases to be a Registrable Security.

“Event” has the meaning set forth in Section 2(e) hereof.

“Event Date” has the meaning set forth in Section 2(e) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Filing Deadline Date” has the meaning set forth in Section 2(a) hereof.

“Holder” has the meaning set forth in the preamble hereto.

“Initial Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.

“Issue Date” means the first date of original issuance of the Notes.

“liquidated damages” has the meaning set forth in Section 2(e).

“Liquidated Damages Amount” has the meaning set forth in Section 2(e) hereof.

“Material Event” has the meaning set forth in Section 3(i) hereof.

“Note Amendment and Exchange Agreement” has the meaning set forth in the preamble.

“Notes” means the 5% Convertible Subordinated Notes due 2009 of the Company to be issued pursuant to the Note Amendment and Exchange Agreement.

“Notice and Questionnaire” means a written notice and questionnaire delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A hereto.

“Notice Holder” means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date, so long as all of such Holder’s Registrable Securities that have been registered for resale pursuant to a Notice and Questionnaire have not been sold in accordance with a Shelf Registration Statement.

“Preference Shares” has the meaning assigned to such term in the Note Amendment and Exchange Agreement.

“Prospectus” means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 415 promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Record Holder” means (i) with respect to any Damages Payment Date relating to any Notes as to which any Liquidated Damages Amount has accrued, the holder of record of such Note on the date on which such Damages Payment Date shall occur and (ii) with respect to any Damages Payment Date relating to the Underlying Common Stock as to which any Liquidated Damages Amount has accrued, the registered holder of such Underlying Common Stock fifteen (15) days prior to such Damages Payment Date.

“Registrable Securities” means the (i) the Underlying Common Stock, (ii) the Preference Shares and (iii) the Accrued Interest Shares and any securities into or for which such Underlying Common Stock, Preference Shares and Accrued Interest Shares have been converted, and any security issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such security, the earliest of (x) the date on which such security has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement relating thereto and (y) the date on which the holding period that would be applicable thereto under Rule144(k) under the Securities Act or any successor provisions thereunder expires.

“Registration Expenses” has the meaning set forth in Section 5 hereof.

“Registration Statement” means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 144A” means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Shelf Registration Statement” means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

“Special Counsel” means Wilson Sonsini Goodrich & Rosati or such other single successor counsel as shall be specified by the Required Holders.

“Subsequent Shelf Registration Statement” has the meaning set forth in Section 2(b) hereof.

“Suspension Notice” has the meaning set forth in Section 3(i) hereof.

“Suspension Period” has the meaning set forth in Section 3(i) hereof.

“Underlying Common Stock” means the Common Stock into which the Notes are convertible or issued upon any such conversion.

Section 2. Shelf Registration. (a) The Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event by the date (the “Filing Deadline Date”) that is thirty (30) days after the Issue Date, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders thereof of all of the Registrable Securities (or, if registration of Registrable Securities not held by Notice Holders is not permitted by the rules and regulations of the SEC, then registering all Registrable Securities held by Notice Holders) (the “Initial Shelf Registration Statement”). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders in accordance with the reasonable methods of distribution elected by the Holders, approved by the Company (which approval shall not be unreasonably withheld), and set forth in the Initial Shelf Registration Statement. The Company shall use its best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable but in any event by the date (the “Effectiveness Deadline Date”) that is one hundred twenty (120) days after the Issue Date, and to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement is declared effective, each Holder that became a Notice Holder prior to the date of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

(b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period, the Company shall use its reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (or, if registration of Registrable Securities not held by Notice Holders is not permitted by the rules and regulations of the SEC, then registering all Registrable Securities held by Notice Holders as of such date) (a “Subsequent Shelf Registration Statement”). If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Shelf Registration Statement (or subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period.

(c) The Company shall supplement and amend any Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as reasonably requested by the Required Holders of the Registrable Securities covered by such Shelf Registration Statement.

(d) (i) Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(i). Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a completed and executed Notice and Questionnaire to the Company prior to any attempted or actual distribution of Registrable Securities under a Shelf Registration Statement. With respect to any Holder who delivers a completed and executed Notice and Questionnaire on or after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered, and in any event, subject to clause (B) below, within the later of (x) five (5) Business Days after such date or (y) five (5) Business Days after the expiration of any Suspension Period (1) in effect when the Notice and Questionnaire is delivered or (2) put into effect within five (5) Business Days of such delivery date,

(A) if required by applicable law, file with the SEC a supplement to the related Prospectus or a post-effective amendment to the Shelf Registration Statement or a Subsequent Shelf Registration Statement and any necessary supplement or amendment to any document incorporated therein by reference to the applicable Shelf Registration Statement and file any other required document with the SEC so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in a Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law;

(B) if the Company shall file a post-effective amendment to the Shelf Registration Statement, it shall use its reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date” that is forty-five (45) days after the date such post-effective amendment is required by this Section 2(d) to be filed;

(C) the Company shall provide such Holder a reasonable number of copies of any documents filed pursuant to Section 2(d)(i)(A) and 2(d)(i)(B);

(D) the Company shall notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment or Subsequent Shelf Registration Statement filed pursuant to Section 2(d)(i)(A) and 2(d)(i)(B);

(E) if a Notice and Questionnaire is delivered during a Suspension Period, or a Suspension Period is put into effect within five (5) Business Days after such delivery date, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (A), (B), (C) and (D) above within ten (10) Business Days after expiration of the Suspension Period in accordance with Section 3(i); and

(F) if under applicable law, the Company has more than one option as to the type or manner of making any such filing, the Company shall make the required filing or filings in the manner or of a type that is reasonably expected to result in the earliest availability of a Prospectus for effecting resales of Registrable Securities.

(ii) Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus.

(e) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Initial Shelf Registration Statement has not been filed on or prior to the Filing Deadline Date, (ii) the Initial Shelf Registration Statement has not been declared effective under the Securities Act on or prior to the Effectiveness Deadline Date, (iii) either a supplement to a prospectus or a post-effective amendment is required to be filed and fails to be filed within the prescribed period set forth in Section 2(d) (the applicable date being an “Additional Filing Deadline Date”) or in the case of a post-effective amendment, such post-effective amendment is not declared effective by the SEC by the Amendment Effectiveness Deadline Date or (iv) the Initial Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by a new registration statement filed and declared effective) or usable for the offer and sale of Registrable Securities for a period of time (including any Suspension Period) which shall exceed thirty (30) days in the aggregate in any three (3) month period or ninety (90) days in the aggregate in any twelve (12) month period (each of the events of a type described in any of the foregoing clauses (i) through (iv) are individually referred to herein as an “Event,” and the Filing Deadline Date in the case of clause (i), the Effectiveness Deadline Date in the case of clause (ii), the Additional Filing Deadline Date or the Amendment Effectiveness Deadline Date, as the case may be, in the case of clause (iii) and the date on which the duration of the ineffectiveness or unusability of the Shelf Registration Statement in any period exceeds the number of days permitted by clause (iv) hereof in the case of clause (iv), being referred to herein as an “Event Date”). Events shall be deemed to continue until the following dates with respect to the respective types of Events: the date the Initial Shelf Registration Statement is filed in the case of an Event of the type described in clause (i), the date the Initial Shelf Registration Statement is declared effective under the Securities Act in the case of an Event of the type described in clause (ii), the date a prospectus supplement or a post-effective amendment to the Initial Shelf Registration Statement, whichever is required, is filed or declared effective, as the case may be, in the case of an Event of the type described in clause (iii) and the date the Shelf Registration Statement becomes effective or usable again in the case of an Event of the type described in clause (iv).

Accordingly, commencing on (and including) any Event Date and ending on (but excluding) the next date on which there are no Events that have occurred and are continuing (a “Damages Accrual Period”), the Company agrees to pay, as liquidated damages (“liquidated damages”) and not as a penalty, an amount (the “Liquidated Damages Amount”) at the rate described below, payable periodically on each Damages Payment Date to Notice Holders, to the extent of, for each such Damages Payment Date, accrued and unpaid Liquidated Damages Amount to (but excluding) such Damages Payment Date (or, if the Damages Accrual Period shall have ended prior to such Damages Payment Date, the date of the end of the Damages Accrual Period); provided that any Liquidated Damages Amount accrued with respect to any Note or portion thereof called for redemption on a redemption date or converted into Underlying Common Stock on a conversion date prior to the Damages Payment Date, shall, in any such event, be paid instead to the Holder who submitted such Note or portion thereof for redemption or conversion on the applicable redemption date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion). The Liquidated Damages Amount shall accrue at a rate per annum equal to one-half of one percent (0.5%) of (i) the principal amount of such Notes or, without duplication, (ii) in the case of Notes that have been converted into Underlying Common Stock, the Applicable Conversion Price of such shares of Underlying Common Stock and (iii) in the case of Preference Shares and Accrued Interest Shares, the issuance price per share, as the case may be. Notwithstanding the foregoing, no Liquidated Damages Amounts shall accrue as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) expiration of the Effectiveness Period. The rate of accrual of the Liquidated Damages Amount with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events. Following the cure of all Events requiring the payment by the Company of Liquidated Damages Amounts to the Holders of Registrable Securities pursuant to this Section, the accrual of Liquidated Damages Amounts shall cease (without in any way limiting the effect of any subsequent Event requiring the payment of Liquidated Damages Amount by the Company).

The Holders shall be entitled to seek any available remedy for the enforcement of this Agreement, including for the payment of any Liquidated Damages Amount.

All of the Company’s obligations set forth in this Section 2(e) that are outstanding with respect to any Registrable Security at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 8(1)).

The parties hereto agree that the liquidated damages provided for in this Section 2(e) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of a Shelf Registration Statement to be filed, declared effective, amended or replaced to include the names of all Notice Holders or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

Section 3. Registration Procedures. In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:

(a) Prepare and file with the SEC a Shelf Registration Statement or Shelf Registration Statements on Form S-3 or any other appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its reasonable efforts to cause each such Shelf Registration Statement to become effective and remain effective as provided herein; provided that before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, the Company shall furnish to the Holders and Special Counsel copies of all such documents proposed to be filed and use its reasonable efforts to reflect in each such document when so filed with the SEC such comments as the Holders or such counsel reasonably shall propose within three (3) Business Days of the delivery of such copies to the Holders and such counsel.

(b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement or Subsequent Shelf Registration Statement continuously effective until the expiration of the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

(c) As promptly as practicable give notice to the Notice Holders, and Special Counsel (i) when any Prospectus, Prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration Statement has been filed with the SEC and, with respect to a Shelf Registration Statement or any post-effective amendment or when the same has been declared effective, (ii) of any request, following the effectiveness of a Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to such Shelf Registration Statement or the related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) after the effective date of any Shelf Registration Statement filed pursuant to this Agreement of the occurrence of (but not the nature of or details concerning) a Material Event and (vi) of the determination by the Company that a post-effective amendment to a Shelf Registration Statement or a Subsequent Shelf Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(i)), state that it constitutes a Suspension Notice, in which event the provisions of Section 3(i) shall apply.

(d) Use its reasonable efforts to prevent the issuance of, and, if issued, to obtain the withdrawal of any order suspending the effectiveness of a Shelf Registration Statement or obtain the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide prompt notice to each Notice Holder of the withdrawal of any such order.

(e) If requested by any Notice Holder, as promptly as practicable incorporate in a Prospectus supplement or a post-effective amendment to a Shelf Registration Statement such information as such Notice Holder or Special Counsel shall reasonably determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment; provided that the Company shall not be required to take any actions under this Section 3(e) that, in the written opinion of counsel for the Company, are not in compliance with applicable law.

(f) As promptly as practicable furnish to each Notice Holder and Special Counsel, without charge, at least one (1) conformed copy of any Shelf Registration Statement and any amendment thereto, including financial statements and all exhibits but excluding all documents incorporated or deemed to be incorporated therein by reference (unless such documents are requested in writing to the Company by such Notice Holder or such counsel).

(g) During the Effectiveness Period, deliver to each Notice Holder and Special Counsel, in connection with any sale of Registrable Securities pursuant to a Shelf Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Suspension Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

(h) Prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, use its reasonable efforts to register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, use its reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Shelf Registration Statement and the related Prospectus; provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

(i) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of proceedings with respect to any Shelf Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact as a result of which any Shelf Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development (a “Material Event”) that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of any Shelf Registration Statement and the related Prospectus, (i) in the case of clause (B) or (C) above, subject to the next sentence, as promptly as practicable, prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that the Company may rely on information provided by each Notice Holder with respect to such Notice Holder), as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Shelf Registration Statement, subject to the next sentence, use its reasonable efforts to cause it to be declared effective as promptly as is practicable, and (ii) give notice to the Notice Holders and Special Counsel that the availability of the Shelf Registration Statement is suspended (a “Suspension Notice”) and, upon receipt of any Suspension Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to such Shelf Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i)

above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use its reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is practicable, (y) in the case of clause (B) above, as soon as, in the judgment of the Company, the Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) in the case of clause (C) above, as soon as, in the reasonable discretion of the Company, such suspension is no longer appropriate. The period during which the availability of the Shelf Registration Statement and any Prospectus may be suspended (the “Suspension Period”) without the Company incurring any obligation to pay liquidated damages pursuant to Section 2(e) shall not exceed thirty (30) days in any three (3) month period and an aggregate of ninety (90) days in any twelve (12) month period.

(j) If requested in writing in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make reasonably available for inspection during normal business hours by representatives for the Notice Holders of such Registrable Securities, all relevant financial and other records and pertinent corporate documents and properties reasonably requested of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours all relevant information reasonably requested by such representatives for the Notice Holders in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided, however, that such persons shall, at the Company’s request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of governmental or regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any Prospectus referred to in this Agreement) or necessary to defend or prosecute a claim brought against or by any such persons (e.g., to establish a “due diligence” defense), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement or is not otherwise under a duty of trust to the Company; provided further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by the counsel referred to in Section 5.

(k) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Shelf Registration Statement, which statements shall cover said 12-month periods.

(l) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Shelf Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be registered in such names as such Notice Holder may request in writing at least two (2) Business Days prior to any sale of such Registrable Securities.

(m) Provide a CUSIP number for all Registrable Securities covered by a Shelf Registration Statement not later than the effective date of the Initial Shelf Registration Statement and provide the Trustee and the transfer agent for the Common Stock with certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

(n) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

(o) Use its reasonable efforts to cause the Underlying Common Stock, Preference Shares and Accrued Interest Shares to be listed on The Nasdaq National Market.

(p) In connection with any Shelf Registration Statement, the Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority of the Registrable Securities being sold or the managing underwriters (if any) shall reasonably request in order to facilitate any disposition of the Registrable Securities pursuant to such Shelf Registrations Statement.

(q) In connection with any Shelf Registration Statement, the Company shall, if requested by Holders of a majority of the Registrable Securities being sold, their Special Counsel or the managing underwriters (if any) in connection with such Shelf Registration Statement, use its reasonable best efforts to cause (i) its counsel to deliver an opinion relating to the Shelf Registration Statement and the Registrable Securities in customary form, (ii) its officers to execute and deliver all customary documents and certificates requested by Holders of a majority of the Registrable Securities being sold, their Special Counsel or the managing underwriters (if any) and (iii) its independent public accountants to provide a comfort letter in customary form.

Section 4. Holder’s Obligations.

(a) Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact provided by such Holder relating to such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to such Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

Section 5. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Section 2 and 3 of this Agreement whether or not any of the Shelf Registration Statements are filed or declared effective. Such fees and expenses (“Registration Expenses”) shall include, without limitation, (i) all registration and filing fees and expenses (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal securities laws and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders of a majority of the Registrable Securities being sold pursuant to a Shelf Registration Statement may designate), (ii) all printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and printing Prospectuses), (iii) all duplication and mailing expenses relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, (iv) all fees and disbursements of counsel for the Company and the fees and disbursements of the Special Counsel in connection with the Shelf Registration Statement, (v) all fees and disbursements of the registrar and transfer agent for the Common Stock and (vi) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay selling expenses, which shall include, without limitation, all transfer taxes and other similar expenses and, to the extent required by applicable law, all registration expenses.

Section 6. Indemnification; Contribution.

(a) The Company agrees to indemnify, defend and hold harmless each Holder, each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a “Controlling Person”) and the respective officers, directors, partners, employees, representatives and agents of the Holders or any Controlling Person (each, an “Indemnified Party”), from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Indemnified Party may incur or become subject to under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or Prospectus, including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any Shelf Registration Statement or in any amendment or supplement thereto or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements made in any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in the light of the circumstances under which they were made, not misleading, and the Company shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, damage, expense, liability, claim or action in respect thereof; provided, however, that (i) insofar as any such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission of a material fact contained in, or omitted from, and in conformity with information furnished in writing by or on behalf of any Holder to the Company expressly for use therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, damages, expenses, liabilities, claims or actions purchased the Registrable Securities concerned, to the extent that a prospectus relating to such Registrable Securities was required to be delivered by such Holder under the Securities Act in connection with such purchase and any such loss, damage, expense, liability, claim or action of such Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Registrable Securities to such person, (x) a copy of the final prospectus if the Company had previously furnished copies thereof to such Holder or (y) an amendment or supplement to such final Prospectus if the Company had previously furnished copies thereof to such Holder; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party.

(b) Each Holder, severally and not jointly, agrees to indemnify, defend and hold harmless the Company, its directors, officers, employees, representatives, agents and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Company Indemnified Party”) from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Company Indemnified Party may incur or become subject to under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in information furnished in writing by or on behalf of such Holder to the Company expressly for use in any Shelf Registration Statement or Prospectus, including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any Shelf Registration Statement or in any amendment or supplement thereto or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements in any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in the light of the circumstances under which they were made, not misleading, in each case in connection with such information furnished in writing by or on behalf of such Holder to the Company expressly for such use; and, subject to the limitation set forth immediately preceding this clause, each Holder shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, damage, expense, liability, claim or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company or any of its controlling persons. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Shelf Registration Statement giving rise to such indemnification obligation.

(c) If any action, suit or proceeding (each, a “Proceeding”) is brought against any person in respect of which indemnity may be sought pursuant to either subsection (a) or (b) of this Section 6, such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the institution of such Proceeding and the Indemnifying Party shall assume the defense of such Proceeding; provided, however, that the omission to notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have to such Indemnified Party or otherwise. Such Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the employment of such counsel shall have been authorized in writing by such Indemnifying Party in connection with the defense of such Proceeding or such Indemnifying Party shall not have employed counsel to have charge of the defense of such Proceeding within thirty (30) days of the receipt of notice thereof or such Indemnified Party shall have reasonably concluded upon the written advice of counsel that there may be one or more defenses available to it that are different from, additional to or in conflict with those available to such Indemnifying Party (in which case such Indemnifying Party shall not have the right to direct that portion of the defense of such Proceeding on behalf of the Indemnified Party, but such Indemnifying Party may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Indemnifying Party), in any of which events such reasonable fees and expenses shall be borne by such Indemnifying Party and paid as incurred (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings together with reasonably necessary local counsel representing the Indemnified Parties who are parties to such action). An Indemnifying Party shall not be liable for any settlement of such Proceeding effected without the written consent of such Indemnifying Party, but if settled with the written consent of such Indemnifying Party, such

Indemnifying Party agrees to indemnify and hold harmless an Indemnified Party from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested an Indemnifying Party to reimburse such Indemnified Party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then such Indemnifying Party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than sixty (60) Business Days after receipt by such Indemnifying Party of the aforesaid request, (ii) such Indemnifying Party shall not have reimbursed such Indemnified Party in accordance with such request prior to the date of such settlement and (iii) such Indemnified Party shall have given such Indemnifying Party at least thirty (30) days’ prior notice of its intention to settle. No Indemnifying Party shall, without the prior written consent of any Indemnified Party, effect any settlement of any pending or threatened Proceeding in respect of which such Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such Indemnified Party.

(d) If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party under subsections (a) and (b) of this Section 6 in respect of any losses, damages, expenses, liabilities, claims or actions referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities, claims or actions (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holders on the other hand from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Holders on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities, claims or actions, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holders on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities, claims and actions referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding.

(e) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by it were offered to the public exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders’ respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Shelf Registration Statement, and not joint. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any person controlling any Holder or the Company, or the Company’s officers or directors or any person controlling the Company and (iii) the sale of any Registrable Security by any Holder.

Section 7. Information Requirements. (a) The Company covenants that, if at any time before the end of the Effectiveness Period it is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder of Registrable Securities and take such further action as any Holder of Registrable Securities may reasonably request in writing (including, without limitation, making such representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with the reporting requirements of the Exchange Act, unless such a statement has been included in the Company’s most recent report filed with the SEC pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

(b) The Company shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to Form S-3 in order to allow the Company to be eligible to file registration statements on Form S-3.

Section 8. Miscellaneous.

(a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under this Agreement may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under this Agreement. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. This Section 8(a) shall not apply to Section 2(e).

(b) No Conflicting Agreements. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders of Registrable Securities in this Agreement. The Company represents and warrants that the rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with the rights granted to the holders of the Company’s securities under any other agreements. The Company will not take any action with respect to the Registrable Securities which would adversely affect the ability of any of the Holders to include such Registrable Securities in a registration undertaken pursuant to this Agreement, and after the date hereof, the Company shall not grant to any of its security holders (other than the Holders in such capacity) the right to include any of its securities in the Shelf Registration Statement filed pursuant to this Agreement.

(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount of such Registrable Securities (provided that holders of Common Stock issued upon conversion of the Notes shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Notes from which such Common Stock was converted); provided that, no consent is necessary from any of the Holders in the event that this Agreement is amended, modified or supplemented for the purpose of curing any ambiguity, defect or inconsistency that does not adversely affect the rights of any Holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(c), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

(d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

(x) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

(y) if to the Company, to:

Genome Therapeutics Corp.

100 Beaver Street

Waltham, MA 02453

Attention: Chief Financial Officer

Telecopy No.: (781) 893-8277

with a copy to:

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

Attention: Patrick O’Brien

Telecopy No: (617) 951-7050

(z) if to any Holder, to it at its address set forth on Schedule I or to such other address as such person may have furnished to the other persons identified in this Section 8(d) in writing in accordance herewith.

(e) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(f) Successors and Assigns. Any person who purchases any Registrable Securities from any Holder shall be deemed, for purposes of this Agreement, to be an assignee of such Holder, as the case may be. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use its best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Note Amendment and Exchange Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

(l) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, 5 or 6 hereof and the obligations to make payments of and provide for liquidated damages under Section 2(e) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GENOME THERAPEUTICS CORP.

By:
Name:
Title:

[Holders]

Annex A

GENOME THERAPEUTICS CORP.

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of 5% convertible notes due 2009 (the “Notes”) of Genome Therapeutics Corp. (the “Company” or “Registrant”) or Common Stock, $.10 par value per share (the “Common Stock” and, together with the Notes, the “Registrable Securities”), of the Company understands that the Registrant has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of November 17, 2003 (the “Registration Rights Agreement”), between the Company and the initial purchaser named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, the Company will, as promptly as practicable make filings with the Commission as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities, subject to the terms of the Registration Rights Agreement. The Company has agreed to pay liquidated damages pursuant to the Registration Rights Agreement under certain circumstances as set forth therein.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Paragraph 3 (unless otherwise specified under such Paragraph 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the Company’s Shelf Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.	(a) Full Legal Name of Selling Securityholder:

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c) Full Legal Name of DTC participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item 3 below are held:

2.	Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

(a) Type and Principal Amount of Registrable Securities beneficially owned:

(b) CUSIP No(s). of such Registrable Securities beneficially owned:

4.	Beneficial Ownership of Other Securities of the Company owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

(b)	CUSIP No(s). of such Other Securities beneficially owned:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

6.	Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents’ commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume. The undersigned may also sell Registrable Securities short and deliver Registrable Securities to close out short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective.

All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:
By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE

AND QUESTIONNAIRE TO GENOME THERAPEUTICS CORP. AT:

100 Beaver Street

Waltham, MA 02453

Attn: Chief Financial Officer